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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2009

TREMISIS ENERGY ACQUISITION CORPORATION II
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33814	30-0485452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545-7 Dogok-Dong SoftForum B/D, 7th Floor Gangnam-Gu, Seoul, South Korea 135-270	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (82)(2) 575-0466
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TREMISIS ENERGY ACQUISITION CORPORATION II (“TREMISIS II”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TREMISIS II SECURITIES, REGARDING ITS ACQUISITION OF ALL THE OUTSTANDING CAPITAL STOCK OF ASIANA IDT, INC. (“ASIANA IDT”), AS DESCRIBED IN THIS REPORT.  THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT  SUCH PRESENTATIONS.

TREMISIS II, ASIANA IDT AND ASIANA AIRLINES, INC., THE CURRENT PARENT COMPANY OF ASIANA IDT, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF TREMISIS II STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION AND THE SPECIAL MEETING OF TREMISIS II WARRANTHOLDERS TO BE HELD TO APPROVE AN AMENDMENT TO THE GOVERNING WARRANT AGREEMENT AND REDEMPTION OF OUTSTANDING WARRANTS.

MERRILL LYNCH AND EARLYBIRD CAPITAL, INC., WHO ACTED AS UNDERWRITERS IN TREMISIS II’S INITIAL PUBLIC OFFERING, WILL RECEIVE DEFERRED UNDERWRITING COMMISSIONS TOTALLING $3,114,454 UPON CONSUMMATION OF THE ACQUISITION.  IF THE ACQUISITION IS NOT CONSUMMATED AND TREMISIS II DOES NOT CONSUMMATE ANOTHER BUSINESS COMBINATION TRANSACTION BY DECEMBER 6, 2009, SUCH DEFERRED UNDERWRITNG COMMISSIONS WILL BE FORFEITED BY THE UNDERWRITERS AND WILL BE INCLUDED AMONG THE FUNDS THAT WILL BE AVAILABLE TO THE TREMISIS II STOCKHOLDERS UPON LIQUIDATION.

STOCKHOLDERS AND WARRANTHOLDERS OF TREMISIS II AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, TREMISIS II’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TREMISIS II’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ TREMISIS II’S FINAL PROSPECTUS, DATED DECEMBER 6, 2007 AND ITS CURRENT REPORT ON FORM 8-K DATED MARCH 13, 2009, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TREMISIS II OFFICERS AND DIRECTORS AND OF MERRILL LYNCH AND EARLYBIRD CAPITAL, INC. AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION AND THE WARRANT AGREEMENT AMENDMENT.  STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:  TREMISIS ENERGY ACQUISITION CORPORATION II, 545-7 DOGOK-DONG, SOFTFORUM B/D, 7TH FLOOR, GANGNAM-GU, SEOUL, SOUTH KOREA 135-270.  THE PRELIMINARY PROXY STATEMENT AND CURRENT REPORT, AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01.       Entry into a Material Definitive Agreement.

On July 30, 2009, Tremisis Energy Acquisition Corporation II (“Tremisis II”) entered into a Securities Purchase Agreement (“Original Purchase Agreement”) with Asiana IDT Inc. (“Asiana IDT”) and Asiana Airlines, Inc. (“Asiana Airlines”) providing for the purchase by Tremisis II from Asiana Airlines of all of the outstanding capital stock of Asiana IDT.  Asiana IDT is a leading information technology (IT) service provider in the Republic of Korea.  Pursuant to the Original Purchase Agreement, at the closing, Tremisis II was to pay Asiana Airlines US$63,076,925 and issue to it 9,832,670 shares of Tremisis II’s common stock, which was to represent 50% plus 1 share of Tremisis II’s outstanding common stock based on the amount of shares currently outstanding and retirement of certain founders’ shares and assuming that no holders of shares of Tremisis II’s common stock issued in its initial public shares vote against the acquisition and elect to convert their shares into cash in accordance with Tremisis II’s certificate of incorporation and the prospectus issued for its initial public offering.

On October 1, 2009, the parties to the Original Purchase Agreement entered into an Amended and Restated Securities Purchase Agreement (“Amended Purchase Agreement”) that amended the Original Purchase Agreement in certain respects.  One of the amendments has changed the amount that Tremisis II is to pay Asiana Airlines at the closing to US$57,109,050 and 9,702,800 shares of Tremisis II common stock.  In addition, pursuant to the Amended Purchase Agreement, Asiana Airlines is to use its best efforts to purchase an additional 129,870 shares of Tremisis II common stock, which, when added to the shares that it will receive from Tremisis II, will represent 50% plus 1 share of Tremisis II’s common stock based on the assumptions set forth above.  The purchase by Asiana Airlines is a condition to the closing of the acquisition under the Amended Purchase Agreement and failure to do so by Asiana Airlines will not constitute a breach.  The Amended Purchase Agreement also provides that the number of shares that Sang-Chul Kim, Chairman and Chief Executive Officer of Tremisis II, and his affiliate, SoftForum Co., Ltd., will be required to contribute to Tremisis II for retirement and cancellation upon the closing is reduced from 2,333,168 to 2,203,298.  SoftForum will retain the remaining 129,870 shares it will acquire from Tremisis II’s initial stockholders upon exercise of an option granted to them in March 2009, which option will be exercised in connection with the closing.

The Amended Purchase Agreement also provides that, at any time after the closing, at the request of Asiana Airlines, (i) Tremisis II shall ensure Asiana Airlines to become a party to the Registration Rights Agreement between Tremisis II and its initial stockholders dated December 6, 2007, a copy of the form of which is attached to the Amended Purchase Agreement as Exhibit B, or (ii) Tremisis II and Asiana Airlines shall enter into a registration rights agreement (in a form substantially similar to that of such Exhibit B) whereby Tremisis II, at its cost and expense, shall allow all or part of the shares of Tremisis II common stock owned by Asiana Airlines to be duly registered under the applicable securities laws of the U.S. and publicly traded. Such registration rights shall not take effect prior to the expiration of the Restricted Period as defined in the Lock-Up Agreement attached as Exhibit A to the Amended Purchase Agreement.

Other conditions, covenants and representations of the parties in the Amended Purchase Agreement are not materially changed from those set forth in the Original Purchase Agreement that were described in the Current Report on Form 8-K dated August 5, 2009 of Tremisis II that reported the execution of the Original Purchase Agreement.

If the closing of the acquisition does not occur and Tremisis II is required to liquidate, Chairman Kim has agreed to reimburse Asiana Airlines in an amount equal to the excess of the purchase cost of the 129,870 shares that Asiana Airlines has agreed to purchase over the amount that Asiana Airlines will receive with respect to such shares upon the liquidation.

The acquisition is expected to be consummated in the last quarter of 2009, after the required approval by the stockholders of Tremisis II and the fulfillment of certain other conditions.

A copy of the Amended Purchase Agreement (including exhibits thereto) is filed as Exhibit 10.1 to this Current Report.

Item 9.01.        Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Amended and Restated Securities Purchase Agreement dated October 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2009

TREMISIS ENERGY ACQUISITION CORPORATION II

By:	s/Sang-Chul Kim
Name:	Sang-Chul Kim
Title:	Chairman and Chief Executive Officer